UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2022

COGENT BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38443	46-5308248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Cambridge Park Drive, Suite 2500 Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-5576

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	COGT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On Tuesday, June 7, 2022, Cogent Biosciences, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) at 9:00 a.m. Eastern Time. As of the close of business on April 19, 2022, the record date for the 2022 Annual Meeting, there were 45,819,266 shares of common stock entitled to vote at the meeting. At the 2022 Annual Meeting, each of the Company’s director nominees was elected and the other proposal voted on was approved. The proposals are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2022, and the final voting results are set forth below.

	Votes For	Votes Withheld	Broker Non-Votes
Proposal 1. Election of Class I Directors
• Karen Ferrante, M.D.	22,072,688	15,019,426	4,252,852
• Matthew E. Ros	25,414,669	11,677,445	4,252,852

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2. Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	41,340,653	2,628	1,685	0

Item 8.01.	Other Events.

On Friday, June 10, 2022, the Company issued a press release announcing positive initial data from its ongoing Phase 2 APEX clinical trial, which evaluates the selective KIT D816V inhibitor bezuclastinib in patients with advanced systemic mastocytosis. The Company will host a conference call today, Friday, June 10, 2022 at 8:00 a.m., Eastern Time, to discuss the data results.

A copy of the press release and the presentation which will be referenced during the conference call are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 10, 2022.

99.2	Presentation dated June 10, 2022.

104	The cover page from the Company’s Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2022	COGENT BIOSCIENCES, INC.

	By:	/s/ Evan D. Kearns
Evan D. Kearns
Chief Legal Officer